Exhibit 23

Consent of Independent Auditors

The Board of Directors
Adapt Pharma Limited:

We consent to the incorporation by reference in the following registration statements of Emergent BioSolutions Inc.:

1

Registration Statement (Form S-8 No. 333-139190) pertaining to the Employee Stock Option Plan, as amended and restated, the 2006 Stock Incentive Plan and individual director options agreements of Emergent BioSolutions Inc.,

2	Registration Statement (Form S-8 No. 333-161154) pertaining to the Amended and Restated 2006 Stock Incentive Plan of Emergent BioSolutions Inc.,
3	Registration Statement (Form S-4 No. 333-169351) of Emergent BioSolutions Inc. and Subsidiaries,
4	Registration Statement (Form S-3 No. 333-181133) of Emergent BioSolutions Inc. and Subsidiaries,
5	Registration Statement (Form S-8 No. 333-184699) pertaining to the 2012 Employee Stock Purchase Plan and the Second Amended and Restated Emergent BioSolutions Inc. 2006 Stock Incentive Plan,
6	Registration Statement (Form S-8 No. 333-196232) pertaining to the Third Amended and Restated Emergent BioSolutions Inc. 2006 Stock Incentive Plan,
7	Registration Statement (Form S-8 No. 333-216294) pertaining to the Fourth Amended and Restated Emergent BioSolutions Inc. 2006 Stock Incentive Plan,
8	Registration Statement (Form S-8 No. 333-225283) pertaining to the Fifth Amended and Restated Emergent BioSolutions Inc. 2006 Stock Incentive Plan, and
9	Registration Statement (Form S-3 No. 333-226544) of Emergent BioSolutions Inc. and Subsidiaries;

of our report dated October 11, 2018, with respect to the consolidated statements of financial position of Adapt Pharma Limited and its subsidiaries as of 31 December 2017 and 31 December 2016, and the related consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in equity, and consolidated statements of cash flows for each of the years ended 31 December 2017, 31 December 2016 and 31 December 2015, and the related notes to the consolidated financial statements, which report appears in the Form 8-K/A of Emergent BioSolutions Inc. dated December 12, 2018

/s/ KPMG

Dublin, Ireland
December 12, 2018